UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2010

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 800

Golden, Colorado 80401

Registrant’s telephone number, including area code:  (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 3.02	Unregistered Sales of Equity Securities.
Item 9.01	Financial Statements and Exhibits.

Signature

Item 1.01  Entry into a Material Definitive Agreement.

On October 22, 2010, we completed the previously disclosed private placement with Sentient Global Resources Fund III, LP and SGRF III Parallel I, LP, each a private equity fund managed by The Sentient Group (“Sentient”), an independent private equity firm that manages investments in the global resources industry.  In connection with the private placement, we sold to Sentient a total of 1,190,031 shares of our common stock at a price of $18.50 per share, resulting in gross proceeds to us of approximately $22.0 million.  The private placement was conducted outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended.

In connection with the closing of the private placement, we entered into a Registration Rights Agreement with Sentient, dated October 22, 2010, pursuant to which we agreed to register with the Securities and Exchange Commission the resale of the common stock purchased by Sentient.  The agreement requires that we file a registration statement with the SEC no later than March 31, 2011 and cause such registration statement to be declared effective no later than June 30, 2011.  If we are unable to meet these deadlines, we may be subject to a penalty equal to 1.0% of the aggregate purchase price of the shares purchased by Sentient for every thirty days following the applicable deadline, up to a maximum amount of 3.0% of the aggregate purchase price.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

3.02 Unregistered Sales of Equity Securities.

The disclosure regarding the private placement set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Registration Rights Agreement, dated October 22, 2010, by and among Golden Minerals Company, Sentient Global Resources Fund III, LP, and SGRF III Parallel I, LP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 26, 2010

Golden Minerals Company

By:	/s/ Robert P. Vogels
	Name:	Robert P. Vogels
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Registration Rights Agreement, dated October 22, 2010, by and among Golden Minerals Company, Sentient Global Resources Fund III, LP, and SGRF III Parallel I, LP